NEWBUILDINGS	12 Months Ended
Dec. 31, 2012
NEWBUILDINGS [Abstract]
NEWBUILDINGS

16.	NEWBUILDINGS

(in thousands of $)	2012	2011
Purchase price installments	418,062	186,159
Interest costs capitalized	13,897	3,610
Other costs capitalized	3,900	331
	435,859	190,100

As at December 31, 2012, the Company has entered into newbuilding contracts to construct eleven LNG carriers and two FSRUs at a total contract cost of $2.7 billion. See Note 34 for the expected timing of the remaining installments to be paid.